SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 27, 2010

TRI-TECH HOLDING INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34427	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16th Floor of Tower B, Renji Plaza No. 101,

Jingshun Road, Chaoyang District

Beijing, People’s Republic of China 100102

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 (10) 5732-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On September 27, 2010, the Registrant issued a press release announcing that its affiliate, Beijing Satellite Science & Technology Co., has won a $1.15 million bid from the China Petroleum & Chemical Corporation (Sinopec) for an automated monitoring and communication system in the Puguang gas field in Sichuan Province.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press release dated September 27, 2010, entitled “Tri-Tech Holding Wins $1.15M Bid for SINOPEC Natural Gas Field Project.”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-TECH HOLDING INC.

By:	/S/ PHIL FAN
Phil Fan
President

Dated: September 28, 2010

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release dated September 27, 2010, entitled “Tri-Tech Holding Wins $1.15M Bid for SINOPEC Natural Gas Field Project.”

2